Exhibit 10.42

WARRANT TO SUBSCRIBE TO COMMON SHARES

No 1.	Right to subscribe for 312,500 shares of common stock of Ocean Biomedical, Inc., a Delaware corporation, par value of $0.000001 per share.

THIS IS TO CERTIFY that upon surrender of this warrant at or before 5:00 P.M., eastern standard time, on the expiration date stated below, at the office of Ocean Biomedical, Inc., 55 Claverick Street #325, Providence, RI 02903, SECOND STREET CAPITAL, LLC is entitled (upon the terms and conditions herein set forth) to subscribe at ELEVEN and No/100 DOLLARS ($11.00) per share to common shares of the par value of $0.000001 per share of Ocean Biomedical, Inc., a Delaware corporation (hereinafter called the “Company”).

Such subscription must be made by surrendering this warrant with the subscription form on the reverse hereof completed and signed and either (i) delivering payment in full at the time of subscription by check or bank draft payable in U.S. funds to the order of Ocean Biomedical, Inc., or (ii) electing to receive only the number of shares which represents the value of the difference between the fair market value of the shares and the exercise price (a “Cashless Exercise”).

Certificates for shares will be delivered as soon as practicable after subscriptions are received.

UNLESS SUBSCRIPTION AND PAYMENT/CASHLESS EXERCISE ELECTION BE SO MADE AT OR BEFORE 5:00 P.M., EASTERN STANDARD TIME, ON THE EXPIRATION DATE STATED BELOW, THIS WARRANT WILL BECOME WHOLLY VOID AND THE SUBSCRIPTION RIGHT EVIDENCED HEREBY WILL TERMINATE.

THIS WARRANT IS ISSUED IN ACCORDANCE WITH THE LOAN AGREEMENT BETWEEN THE COMPANY AND SECOND STREET CAPITAL, LLC, DATED FEBRUARY 22, 2022 (THE “LOAN AGREEMENT”). PURSUANT TO THE LOAN AGREEMENT, IN THE EVENT LENDER TIMELY ELECTS TO EXERCISE ITS “PUT OPTION,” AS DESCRIBED IN THE LOAN AGREEMENT, THIS WARRANT AND ANY OTHER WARRANTS HELD BY LENDER SHALL BE SURRENDERED BY LENDER UPON PAYMENT BY THE COMPANY OF $250,000.00 AND THIS WARRANT AND ANY OTHER WARRANTS HELD BY LENDER WILL BECOME WHOLLY VOID AND THE SUBSCRIPTION RIGHT EVIDENCED HEREBY WILL TERMINATE.

Title hereto is transferable, with the same effect as in the case of a negotiable instrument, by delivery by any person in possession hereof, howsoever such possession may have been acquired; and every taker or holder of this warrant, by accepting the same, agrees thereto with every subsequent taker and holder hereof, as well as with the Company.

Expiration Date: March 8, 2026

OCEAN BIOMEDICAL, INC.

By:	/s/ Chirinjeev Kathuria
Chirinjeev Kathuria, Executive Chairman

FORM OF SUBSCRIPTION

[date]

To:	Ocean Biomedical, Inc.

55 Claverick Street #325

Providence, RI 02903.

The undersigned hereby subscribes, upon the terms mentioned in the within warrant, for the shares covered thereby, and hereby (check one box):

☐	Elects a Cashless Exercise; or
☐	Makes payment of such subscription in full.

Subscriber:
By:
Its:

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